UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
  (Address of principal executive offices) (Zip code)

Paul R. Fearday
ETF Series Solutions
777 E. Wisconsin Ave.
Milwaukee, WI  53202

 (Name and address of agent for service)

(414) 765-5346
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report
May 31, 2017

Validea Market Legends ETF
Ticker: VALX

Validea Market Legends ETF

Validea Market Legends ETF

Dear Validea Market Legends ETF Shareholders,

Thank you for your investment in the Validea Market Legends ETF (“VALX”), referred to herein as the “Fund”. The information presented in this letter relates to its performance during the six-month period ending May 31, 2017.

The Fund is an actively managed ETF that invests in equity securities selected using Validea Capital’s proprietary investment system, which is based on our interpretation of the published investment strategies of Wall Street legends. In total, Validea Capital runs over 20 distinct fundamentally-based investment approaches, and the Fund is comprised of 100 stocks using 10 distinct “guru”-based models that utilize a wide variety of investment styles, including value, growth, momentum and income. Of the ten unique strategies, the Fund maintains a value investing bias and most of its holdings tend to be in the small- and mid-capitalization areas of the market. These portfolio characteristics, which we believe have the potential to be positive contributors to the long-term performance of the Fund, have influenced its performance over the trailing six-months and since inception.

What Has Happened to Value?

In the June 10th, 2017 issue of Barron’s, Scott Black of Delphi Management, a leading value investing asset management firm, said it best when he argued that small- and mid-cap value stocks have been “left in the dust” this year. After rebounding significantly following the 2016 U.S. Presidential election, the market has basically been ignoring small and mid-cap value stocks in favor of large-cap growth and technology names. According to Black, five stocks in the S&P 500 with a total weighting of 13% accounted for 58% of the index’s advance through the end of May. On an year to date basis through May 31, the Russell 1000 Growth Index, a large-cap growth benchmark, was up 14%. On the opposite end of the spectrum was the Russell 2000 Value Index, the Russell small-cap value benchmark, which actually declined by nearly 3% through the first five months of the year. The performance gap between the Russell large-cap growth and Russell small-cap value benchmarks is a whopping 17%.

The Validea Market Legends ETF has certainly been impacted by the relative underperformance of small-cap and value stocks so far this year. It’s actually a trend that has detracted from the Fund’s performance since its launch in late 2014. In 2015, it was a similar pattern with a relatively low dispersion of returns resulting from only a handful of stocks contributing to most of the market’s return that year.

The longer the period of value stock underperformance, the more potential for the enviable recovery of shares of value stocks. Trying to time that recovery, however, is something that is incredibly difficult if not impossible. In our opinion, tilting one’s portfolio towards areas where there is relative value can be a good long-term strategy for the patient investor. There are a few factors that have the potential to play into a turn in value stocks:

Validea Market Legends ETF

1)
Economic growth. We’ve been in a relatively low growth environment since the 2008/2009 bear market. When growth is not strong or widespread, investors tend to gravitate to specific sectors that show the strongest gains. Financials and other cyclically-oriented companies tend to do better when growth is strong. The lower-than-average historical growth rate of the U.S. economy since the financial crisis has resulted in investors being very fickle about the types of stocks they want to buy and where they see opportunity for future growth. While we are neither economists nor forecasters, we are hopeful that stronger and more widespread growth can be achieved as pro-business changes and developments take hold in the U.S.

2)
Interest rates. Value stocks typically do better when rates are increasing, albeit at a reasonable rate of change. When rates are rising, economic growth is typically strong, and a stronger growing economy has the potential to lift all boats, including discounted value stocks. The other factor contributing to this is that value stocks are priced on the here and now, so as rates increase the discounted cash flows (i.e. the future profit, or amount of cash that companies are generating) that growth stocks are valued on are lower, thus making value stocks attractive as rates increase. The Fed, albeit slowly, has started to increase rates.

3)
Time. There is a cyclicality in terms of the value vs. growth leadership in the market. Some of this has to do with the business and interest rate cycle, as mentioned above, but some of it has to do with the natural cyclicality as investors rotate from value to growth, then back to value. The period from 2000 to mid-2007 was a very good period for value stocks, but that followed a very difficult period in the late 90s when the value names trailed growth-like stocks significantly. Since the financial crisis, value has trailed growth, and by a wide margin. Take the Russell 1000 Value and Russell 1000 Growth Indices from the period of Dec. 31, 2008 to May 31, 2017 – the value index is up 130%, while the growth is up by 269.7% – in this case, growth stock performance has more than doubled value stock performance.

4)
Bear Market. We don’t believe anyone can accurately and consistently forecast a bear market, and that is certainly not what we are doing here, but our experience tells us that the leading performer between value and growth often changes once a bear market occurs. The bear market that started in 2000 was the catalyst for value’s 6 to 7-year run over growth, while the bear market that started in mid-to-late 2007 and 2008 was the catalyst for growth stocks taking the lead over value. This is, in part, a function of points 1 through 3 above. However, it is also because bear markets can effectively redistribute excesses in the market and set the stage for a “changing-of-the-guard” between value and growth stocks.

Validea Market Legends ETF

A Few Thoughts on “Quant” Investing - It’s Not Magic

If you’ve been reading the Wall Street Journal, Bloomberg, The New York Times or any other major business periodical you’ve probably noticed that quantitatively-derived and managed investment strategies are all the rage. In short, “the Quants”, as a recent Wall Street Journal multi-article feature was titled, have arrived on Wall Street in a big way. Some of this is a result of the proliferation of ETFs, many of which utilize quantitative and rules-based strategies, as well as the fact that major asset management firms and hedge funds are rapidly moving into the space.

In a recent Wall Street Journal podcast titled The Quants: Today’s Kings of Wall Street, WSJ journalist Gregory Zuckerman and WSJ investing editor Geoffrey Rogow discuss the growing trend whereby firms are hiring mathematicians and scientists to crack the code for scoring investment returns. “There is a war emerging,” Zuckerman says, adding, “You can’t outperform the market by being a traditional fundamental investor.” He explains how the infinite amount of data now available can be “instantaneously calculated and can then feed active investment decisions.” The challenges faced by active stock pickers are exacerbated by heftier regulations that make it harder for them to casually exchange company intel. “It’s a bad idea,” Rogow says, “to take the stock-pick from the cocktail party.”

But the word “quant” has many connotations and layers. A recent article by Corey Hoffstein of Newfound Research (posted on AdvisorAnalyst.com) questions whether numerical wizards conjuring new sources of alpha (alpha is defined as the degree of performance over and above the market) can whip up the special sauce needed to outperform the market.  “For the market to function,” Hoffstein argues, “someone has to perform information discovery on individual stocks.” In the podcast interview, Zuckerman suggests that there is a continuum of quant skill and varying degrees of dependence strictly on data crunching. “For some, it informs investing,” he says, while “for others, it governs investing.”

As big hedge funds continue to corral teams of computer geeks, however, the jury is still out as to whether it will pay off. According to Zuckerman, “Quants aren’t tearing it up.” The hope for any competitive edge is triggering a rush toward quant methods and a bidding war for talent. He emphasizes that the firms “don’t want well-rounded people. They want candidates who are exceptional at math-nothing else.” But this copycat environment is causing crowding which, in turn, can lead to decreased alpha. Not surprisingly, there are analysts that worry about the migration toward quant strategies. A recent WSJ article by Zuckerman and Bradley Hope titled, “The Quants Run Wall Street Now”, explains, “The more investors flock to complicated algorithmic models, the more likely it is some algorithms will be similar to one another, possibly fueling larger market disruptions.”

Validea Market Legends ETF

From someone who has been running fundamentally based quantitative models since 2003, I can tell you there is really nothing magical about quant strategies. If anything, they’re the opposite of magic, although some of the media articles could lead you to believe the opposite. Models are built, numbers are crunched and the outcomes trigger buy/sell decisions. Maybe that’s an oversimplification, but the approach constitutes a safety-in-numbers approach, with the bonus of removing any emotional response that a human might inject into the process. But the models are only as good as the humans who build them, so a strong quant team will keep its models flexible to avoid derailment when abnormal market events inevitably occur.

My strategies at Validea incorporate a blended approach that doesn’t rely on back-testing or factors that look good only on paper. Our stock selection models are derived from some of the most successful investors of all time, including Warren Buffett, James O’Shaughnessy and Peter Lynch, then integrated into systematic buy/sell approaches using metrics such as earnings, sales, debt, cash flows and related indicators of a company’s underlying operating performance.

We’ve been running these models since 2003, allowing each of them to tell us what to buy and what to sell based on the cold, hard fundamentals and valuations. I can tell you from experience, none of these models are foolproof, and based on the long-term performance data I’ve been compiling, none of them outperform the market all the time. We’ve seen that so far with the Validea Market Legends ETF, but I don’t believe the short-term performance is indicative of the Fund’s long-term potential. As an investor, you want to find good strategies and then invest in them when they are out of favor, not after a multi-year run of outperformance. I think some investors in the Validea Market Legends ETF are following this advice, as our holdings have grown slightly over the past six months. This is a far cry from most non-index based funds that have seen outflows.

As we look ahead, we are anticipating an eventual turn in value and small caps but, in the meantime, we’ll continue to do what we have always done in terms of following the fundamental strategies of Wall Street Legends through our disciplined and systematic investing approach--with a focus on the long term.

Fund and Individual Stock Performance

Over the past six-months during May 31, 2017, the Fund returned 2.86% based on its market price and 3.33% based on its net asset value.  For this same period, VALX underperformed the S&P 500 Index by 7.95% and the Russell 2000 Index by 1.47% at its market price.

From a sector standpoint, the Fund’s exposure to technology, capital goods and financials were mostly positives for performance, while energy-related names, holdings in the service sector and utilities were detractions from returns.

Validea Market Legends ETF

In terms of individual stock performance, the Fund’s top-performing holdings included Supernus Pharmaceuticals, Walker & Dunlop, Arista Networks and Gurpo Financiero. Retailers and energy were particularly problematic over the period. Of the 15 worst-performing holdings, nine were retailers and three were in energy-related names.

Thank you for your investment in the Validea Market Legends ETF.

Sincerely,

Chief Executive Officer, Adviser to the Fund

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice. Must be preceded or accompanied by a current prospectus.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Investing involves risk. Principal loss is possible. The Validea Market Legends ETF has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign and emerging markets securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large-capitalization companies. The Adviser relies heavily on proprietary quantitative models as well as information and data supplied by third parties. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Value investing is subject to the risk that intrinsic values of investments may not be recognized by the broad market or that their prices may decline. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500 Index is a broad-based index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity market. Russell 1000 Growth Index measures the large-cap growth stock segment of the market. The Russell 2000 Value Index measures the performance of the small-cap value stock segment of the U.S. equity universe.

The indexes do not reflect any management fees, transaction costs, or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Validea Capital Management, LLC is the Adviser to the Validea Market Legends ETF which is distributed by Quasar Distributors, LLC.

Validea Market Legends ETF

PORTFOLIO ALLOCATION
As of May 31, 2017 (Unaudited)

Percentage of
Sector	Net Assets
Manufacturing	37.7%
Finance and Insurance	13.7
Retail Trade	8.6
Information	8.4
Mining, Quarrying, and Oil and Gas Extraction	6.2
Real Estate and Rental and Leasing	5.7
Professional, Scientific, and Technical Services	4.1
Transportation and Warehousing	3.4
Agriculture, Forestry, Fishing and Hunting	2.6
Educational Services	2.5
Utilities	2.1
Administrative and Support and Waste Management
and Remediation Services	2.0
Management of Companies and Enterprises	1.1
Wholesale Trade	1.1
Short-Term Investments	0.7
Other Assets in Excess of Liabilities	0.1
Rights	0.0
Total	100.0%

Validea Market Legends ETF
SCHEDULE OF INVESTMENTS
May 31, 2017 (Unaudited)

Shares	Security Description	Value

	COMMON STOCKS – 97.0%

	Administrative and Support and Waste Management
	and Remediation Services – 2.0%
2,367	ManpowerGroup, Inc.	$241,126
10,221	Yirendai, Ltd. – ADR (a)	236,923
		478,049

	Agriculture, Forestry, Fishing and Hunting – 2.6%
8,060	Cal-Maine Foods, Inc. (a)	299,832
27,805	Fibria Celulose S.A. – ADR	317,811
		617,643

	Educational Services – 2.5%
23,699	Career Education Corporation (a)	223,719
4,114	Strayer Education, Inc.	363,883
		587,602

	Finance and Insurance – 12.6%
5,646	Assured Guaranty, Ltd.	220,533
2,014	Banco Macro S.A. – ADR	180,193
6,346	Bank of New York Mellon Corporation	299,024
4,127	Bank of the Ozarks, Inc.	182,413
8,706	BofI Holding, Inc. (a)	193,273
6,422	Essent Group, Ltd. (a)	232,926
5,654	Grupo Financiero Galicia S.A. – ADR	251,942
4,747	HealthEquity, Inc. (a)	217,413
3,870	Independent Bank Group, Inc.	217,107
8,621	Sterling Bancorp	184,920
10,676	Universal Insurance Holdings, Inc.	263,163
10,881	Waddell & Reed Financial, Inc.	182,148
7,841	Walker & Dunlop, Inc. (a)	366,253
		2,991,308

	Information – 7.3%
3,434	Argan, Inc.	202,777
1,883	Facebook, Inc. (a)	285,199
12,996	KT Corporation – ADR	218,593
22,138	Mobile TeleSystems PJSC – ADR	195,036
8,219	MSG Networks, Inc. (a)	173,010
8,719	NIC, Inc.	176,560

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2017 (Unaudited) (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Information (Continued)
6,472	Nippon Telegraph & Telephone Corporation – ADR	$311,821
7,606	TEGNA, Inc.	180,566
		1,743,562

	Management of Companies and Enterprises – 1.1%
5,407	FCB Financial Holdings, Inc. (a)	247,641

	Manufacturing – 37.7%
4,306	Advanced Energy Industries, Inc. (a)	331,261
7,024	American Outdoor Brands Corporation (a)	159,094
2,121	American Woodmark Corporation (a)	196,829
2,153	Arista Networks, Inc. (a)	317,309
23,965	Callaway Golf Company	305,314
6,131	Cooper Tire & Rubber Company	220,716
7,224	Corning, Inc.	210,218
7,645	Cree, Inc. (a)	182,295
4,077	Deluxe Corporation	277,888
5,618	Greenbrier Cos, Inc.	248,596
5,311	Hain Celestial Group, Inc. (a)	185,513
14,205	HP, Inc.	266,486
3,262	InterDigital, Inc.	264,222
3,485	John B Sanfilippo & Son, Inc.	225,723
2,895	LCI Industries	257,655
9,736	LeMaitre Vascular, Inc.	297,532
2,568	Masimo Corp. (a)	223,519
5,369	Michael Kors Holdings, Ltd. (a)	178,143
11,191	Nautilus, Inc. (a)	203,117
10,801	Rudolph Technologies, Inc. (a)	258,144
2,038	Sanderson Farms, Inc.	241,911
6,848	Sanmina Corporation (a)	250,637
4,202	Sturm Ruger & Company, Inc.	267,667
10,528	Supernus Pharmaceuticals, Inc. (a)	395,853
7,378	Taiwan Semiconductor Manufacturing
	Company, Ltd. – ADR	260,886
1,988	Taro Pharmaceutical Industries, Ltd. (a)	211,941
2,470	Tech Data Corporation (a)	239,516
9,136	Ternium S.A. – ADR	237,719

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2017 (Unaudited) (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Manufacturing (Continued)
2,032	Toyota Motor Corporation – ADR	$218,521
3,267	Trex Company, Inc. (a)	209,970
4,478	Tyson Foods, Inc.	256,769
1,738	United Therapeutics Corporation (a)	210,107
4,877	USANA Health Sciences, Inc. (a)	314,079
4,007	Valero Energy Corporation	246,310
16,992	Wabash National Corporation	339,670
3,944	Westlake Chemical Corporation	242,398
		8,953,528

	Mining, Quarrying, and Oil and Gas Extraction – 6.2%
3,236	Arch Coal, Inc.	229,012
22,352	Atwood Oceanics, Inc. (a)	224,414
84,978	Harmony Gold Mining Company, Ltd. – ADR	169,956
3,262	Helmerich & Payne, Inc.	171,777
62,209	IAMGOLD Corporation (a)	278,074
4,011	LUKOIL PJSC – ADR	193,531
24,937	Vale SA – ADR	208,722
		1,475,486

	Professional, Scientific, and Technical Services – 4.1%
7,455	CaeserStone, Ltd. (a)	279,935
4,963	CGI Group, Inc. (a)	246,165
3,980	MAXIMUS, Inc.	247,078
18,464	Wipro, Ltd. – ADR	199,042
		972,220

	Real Estate and Rental and Leasing – 5.7%
9,802	AGNC Investment Corporation #	203,784
24,277	Annaly Capital Management, Inc. #	290,838
12,877	Chimera Investment Corporation #	239,512
9,998	Duke Realty Corporation #	286,643
6,488	Marcus & Millichap, Inc. (a)	156,880
11,030	New Residential Investment Corporation #	177,473
		1,355,130

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2017 (Unaudited) (Continued)

Shares	Security Description	Value

	COMMON STOCKS (Continued)

	Retail Trade – 8.6%
8,386	Buckle, Inc.	$142,562
9,120	Cato Corporation	183,859
2,844	Dillard’s, Inc.	146,409
12,150	DSW, Inc.	204,485
32,816	Express, Inc. (a)	254,652
3,888	Foot Locker, Inc.	230,986
8,476	GameStop Corporation	187,659
3,009	Genesco, Inc. (a)	111,935
6,887	Hibbett Sports, Inc. (a)	159,778
2,212	REX American Resources Corporation (a)	210,405
4,118	Signet Jewelers Ltd	198,076
		2,030,806

	Transportation and Warehousing – 3.4%
2,194	Grupo Aeroportuario del Pacifico SAB de CV – ADR	219,993
13,539	Transportadora de Gas del Sur S.A. – ADR (a)	220,821
4,712	United Continental Holdings, Inc. (a)	375,405
		816,219

	Utilities – 2.1%
25,590	Cia de Saneamento Basico do
	Estado de Sao Paulo – ADR	228,519
4,518	Ormat Technologies, Inc.	268,911
		497,430

	Wholesale Trade – 1.1%
1,365	Huntington Ingalls Industries, Inc.	267,281
	TOTAL COMMON STOCKS (Cost $21,386,714)	23,033,905

	PREFERRED STOCKS – 2.2%

	Finance and Insurance – 1.1%
6,025	Bancolombia S.A. – ADR	265,160

	Information – 1.1%
18,777	Telefonica Brasil S.A. – ADR	268,699
	TOTAL PREFERRED STOCKS (Cost $504,845)	533,859

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

SCHEDULE OF INVESTMENTS
May 31, 2017 (Unaudited) (Continued)

Shares	Security Description	Value

	RIGHTS – 0.0%
3,881	Safeway Casa Ley (a)^	$—
3,881	Safeway PDC, LLC (a)^	—
	TOTAL RIGHTS (Cost $0)	—

	SHORT-TERM INVESTMENTS – 0.7%
154,591	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Share Class, 0.68%*	154,591
	TOTAL SHORT-TERM INVESTMENTS (Cost $154,591)	154,591
	TOTAL INVESTMENTS – 99.9% (Cost $22,046,150)	23,722,355
	Other Assets in Excess of Liabilities – 0.1%	25,212
	NET ASSETS – 100.0%	$23,747,567

Percentages are stated as a percent of net assets.

(a)	Non-income producing security
ADR	American Depositary Receipt
#	Real Estate Investment Trust (“REIT”)
^	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security.
*	Rate shown is the annualized seven-day yield as of May 31, 2017.
	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect these sectors.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENT OF ASSETS AND LIABILITIES
At May 31, 2017 (Unaudited)

ASSETS
Investments in securities, at value (Cost $22,046,150)	$23,722,355
Dividends and interest receivable	39,315
Cash	2,011
Total assets	23,763,681

LIABILITIES
Management fees payable	16,114
Total liabilities	16,114

NET ASSETS	$23,747,567

Net assets consist of:
Paid-in capital	$23,273,676
Undistributed (accumulated) net investment income (loss)	45,719
Accumulated net realized gain (loss) on investments	(1,248,033)
Net unrealized appreciation (depreciation) of investments	1,676,205
Net assets	$23,747,567

Net asset value:
Net assets	$23,747,567
Shares outstanding^	900,000
Net asset value, offering and redemption price per share	$26.39

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENT OF OPERATIONS
For the Six-Months Ended May 31, 2017 (Unaudited)

INCOME
Dividends (net of foreign taxes withheld of $4,909)	$186,323
Interest	269
Total investment income	186,592

EXPENSES
Management fees	90,151
Total expenses	90,151
Net investment income (loss)	96,441

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,693,794
Change in unrealized appreciation (depreciation) of investments	(2,104,013)
Net realized and unrealized gain (loss) on investments	589,781
Net increase (decrease) in net assets
resulting from operations	$686,222

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	May 31, 2017	Year Ended
	(unaudited)	November 30, 2016
OPERATIONS
Net investment income (loss)	$96,441	$139,001
Net realized gain (loss) on investments	2,693,794	(1,431,656)
Change in unrealized appreciation
(depreciation) on investments	(2,104,013)	2,588,480
Net increase (decrease) in net assets
resulting from operations	686,222	1,295,825

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(189,722)	(61,095)
Total distributions to shareholders	(189,722)	(61,095)

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	1,362,805	—
Payments for shares redeemed	—	(2,346,960)
Net increase (decrease) in net
assets derived from capital
share transactions (a)	1,362,805	(2,346,960)
Net increase (decrease) in net assets	$1,859,305	$(1,112,230)

NET ASSETS
Beginning of period/year	$21,888,262	$23,000,492
End of period/year	$23,747,567	$21,888,262
Undistributed (accumulated) net
investment income (loss)	$45,719	$139,000

(a)	A summary of capital share transactions is as follows:

	Six-Months Ended
	May 31, 2017	Year Ended
	(unaudited)	November 30, 2016
	Shares	Shares
Subscriptions	50,000	—
Redemptions	—	(100,000)
Net increase (decrease)	50,000	(100,000)

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period/year

	Six-Months Ended		Year Ended	Period Ended
	May 31, 2017		November 30,	November 30,
	(Unaudited)		2016	2015(1)
Net asset value,
beginning of period/year	$25.75		$24.21	$25.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment
income (loss)(2)	0.11		0.15	0.05
Net realized and unrealized
gain (loss) on investments	0.75		1.45	(0.84)
Total from
investment operations	0.86		1.60	(0.79)

DISTRIBUTIONS:
Distributions from:
Net investment income	(0.22)		(0.06)	—
Total distributions	(0.22)		(0.06)	—

Net asset value,
end of period/year	$26.39		$25.75	$24.21

Total return	3.33	%(3)	6.65%	(3.16	)%(3)

SUPPLEMENTAL DATA:
Net assets at
end of period/year (000’s)	$23,748		$21,888	$23,000

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.79	%(4)	0.79%	0.79	%(4)
Net investment income (loss)
to average net assets	0.85	%(4)	0.66%	0.22	%(4)

Portfolio turnover rate(5)	68	%(3)	124%	103	%(3)

(1)	Commencement of operations on December 9, 2014.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Validea Market Legends ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS”) (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek capital appreciation, with a secondary focus on income. The Fund commenced operations on December 9, 2014.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Series – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds, that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited) (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2017:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$23,033,905	$—	$—		$23,033,905
Preferred Stocks	533,859	—	—		533,859
Rights	—	—	—	*	—
Short-Term Investments	154,591	—	—		154,591
Total Investments
in Securities	$23,722,355	$—	$—		$23,722,355

^	See Schedule of Investments for breakout of investments by sector.

*
As of the six-months ended May 31, 2017, the Fund holds rights that are fair valued at $0 and classified as Level 3. The rights were also classified as Level 3 as of November 30, 2016, and there was no activity during the six-month period. As such, a rollforward of Level 3 assets is not provided.

Transfers between levels are recognized at the end of the reporting period. During the six-months ended May 31, 2017 the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders.

Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited) (Continued)

recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gain on securities Fund are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited) (Continued)

were no events or transactions that occurred during the period subsequent to May 31, 2017, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Validea Capital Management, LLC. (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.79% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian, transfer agent, and  fund accountants. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the six-months ended May 31, 2017, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $15,453,956 and $15,479,358, respectively.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited) (Continued)

During the six-months ended May 31, 2017, there were no purchases or sales of U.S. Government securities.

During the six-months ended May 31, 2017, in-kind transactions associated with creations were $1,330,323 and there were no redemptions.

NOTE 5 – INCOME TAX INFORMATION

The tax character of distributions paid by the Fund during the six-months ended May 31, 2017 and year ended November 30, 2016 were as follows:

	Six-Months Ended	Year Ended
	May 31, 2017	November 30, 2016
Ordinary Income	$189,722	$61,095

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are analyzed at fiscal year-end; accordingly, tax-basis balances have not been determined for the six-month period ended May 31, 2017.

The cost basis of investments for federal income tax purposes as of May 31, 2017 was as follows+:

Tax cost of investments	$22,046,150
Gross tax unrealized appreciation	2,667,993
Gross tax unrealized depreciation	(991,788)
Net tax unrealized appreciation (depreciation)	$1,676,205

+
Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

As of November 30, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net tax unrealized appreciation (depreciation)	$3,664,894
Undistributed ordinary Income	139,000
Undistributed long term capital gains	—
Total distributable earnings	139,000
Other accumulated gain (loss)	(3,826,503)
Total accumulated gain (loss)	$(22,609)

At November 30, 2016, the Fund had no post-October capital losses or late-year ordinary losses.

As of November 30, 2016, the Fund had a capital loss carryforward of $3,905,008. This amount does not have an expiration date.

Validea Market Legends ETF

NOTES TO FINANCIAL STATEMENTS
May 31, 2017 (Unaudited) (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on NASDAQ. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.”  Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day.  Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Unit. The standard fixed transaction fee for the Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction fees received during the period. There were no variable fees received during the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Validea Market Legends ETF

EXPENSE EXAMPLE
For the Six-Months Ended May 31, 2017 (Unaudited)

As a shareholder of Validea Market Legends ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2016 – May 31, 2017).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	December 1, 2016	May 31, 2017	During the Period(1)
Actual	$1,000.00	$1,033.30	$4.00
Hypothetical (5% annual	$1,000.00	$1,020.99	$3.98
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month period expense ratio, 0.79%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 182 days, and divided by the number of days in the current twelve-month period, 365 days.

Validea Market Legends ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATIONS
(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 26, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the Advisory Agreement (the “Advisory Agreement”) between Validea Capital Management, LLC (the “Adviser”) and the Trust, on behalf of the Validea Market Legends ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the cost of the services provided and the profits realized by the Adviser and its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (v) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.

Prior to the Meeting, representatives from the Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. The Board then discussed the written materials that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided.  The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer. The Board also considered its previous experience with the Adviser providing investment management services to the Fund, including the use of the Adviser’s proprietary model for implementing the Fund’s investment strategy. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s management and staff.

Validea Market Legends ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATIONS
(Unaudited) (Continued)

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various policies and procedures and with applicable securities regulations.

Historical Performance.  The Board noted that it had received information regarding the performance of the Fund as of December 31, 2016 in the set of materials they had received in advance of the Meeting (the “Materials”). The Board noted that the Fund’s since inception performance had significantly underperformed the Russell 2000 Index and the S&P 500 Total Return Index, but also noted that the Fund’s performance had improved. They noted that while performance for the 1-year period ended December 31, 2016, had trailed the Russell 2000 Index, the Fund had outperformed the S&P 500 Total Return Index for the period.

The Board also noted that it had received information regarding the performance of the Fund as of November 30, 2016 in the Materials and compared it to the performance of the universe of US Mid-Cap Blend exchange traded funds (“ETFs”) as reported by Morningstar (the “Category Peer Group”), as well as a group of three peers that was identified by management as a group of the most direct competitors for the Fund (the “Selected Peer Group”). The Board noted that the Fund’s performance for the 1-year period ended November 30, 2016 had underperformed the median for the Category Peer Group, but outperformed the median for the Selected Peer Group.

Cost of Services Provided and Economies of Scale.  The Board reviewed the expense ratio for the Fund and compared it to expense ratios of the Category Peer Group, as well as those of the Selected Peer Group. The Board noted that, while the expense ratio for the Fund was higher than the category’s median, it was generally in line with its Selected Peer Group. The Board also noted that many of the ETFs in the Fund’s Category Peer Group were significantly larger than the Fund. The Board further noted that the Category Peer Group contained a number of low-cost funds that are part of large fund families frequently engaged in price wars. The Board considered that the Fund’s expense ratio was reflective of the significant expense and resources associated with the Adviser’s sophisticated investment strategy.

The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning that the Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with

Validea Market Legends ETF

APPROVAL OF ADVISORY AGREEMENT & BOARD CONSIDERATIONS
(Unaudited) (Continued)

the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund. The Board noted that it intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion.  No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Validea Market Legends ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.valideafunds.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.valideafunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES
(Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.valideafunds.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trades on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.valideafunds.com.

 (This Page Intentionally Left Blank.)

Adviser
Validea Capital Management, LLC
363 Ridgewood Rd
West Hartford, Connecticut  06107

Distributor
Quasar Distributors, LLC
777 E. Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave, NW
Washington, DC  20004

Validea Market Legends ETF
Symbol – VALX
CUSIP – 26922A883

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title)*  /s/ Paul R. Fearday
           Paul R. Fearday, President (principal executive officer)

Date     August 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Paul R. Fearday
              Paul R. Fearday, President (principal executive officer)

Date     August 8, 2017

By (Signature and Title)* /s/ Kristen M. Weitzel
  Kristen M. Weitzel, Treasurer (principal financial officer)

Date     August 8, 2017